                                                         EXHIBIT A TO WARRANT TO
                                               PURCHASE SERIES E PREFERRED STOCK

THE OFFER AND SALE OF THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE
UNDERLYING SHARES OF STOCK HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES
ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. NEITHER THIS WARRANT NOR
THE UNDERLYING STOCK, NOR ANY PORTION THEREOF OR INTEREST THEREIN, MAY BE SOLD,
TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED AND QUALIFIED
IN ACCORDANCE WITH SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR, IN THE
OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH REGISTRATION AND
QUALIFICATION ARE NOT REQUIRED.

Warrant No. W-__                                             _________ ___, 2005

                                     WARRANT
                         to Purchase the Common Stock of
                             Hawaiian Holdings, Inc.

      THIS CERTIFIES THAT, for value received, ___________ having an address at
_____________, or registered assigns, is entitled to purchase from Hawaiian
Holdings, Inc., a Delaware corporation, or any successor (the "Company"), in whole or in part, at a purchase price of $7.20 per share (subject to adjustment as provided herein), at any time, from and after the Initial Exercise Date to and including June 1, 2010, ______________ shares of the fully paid and nonassessable Common Stock (as herein defined) (as such number may be adjusted as provided herein).

      The shares of Common Stock which may be purchased pursuant to this Warrant are referred to herein as the "Aggregate Number". Certain terms used in this
Warrant are defined in Section 6.

      This Warrant is issued in connection with the Equity Commitment Letter.

      The number of shares of Common Stock purchasable hereunder ("Warrant
Shares") is subject to adjustment as hereinafter set forth. This Warrant is subject to the following provisions, terms and conditions:

      1. (a) Exercise of Warrant. The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by (A) the delivery of this Warrant, together with a properly completed Subscription Form in the form attached hereto, to the principal office of the Company at 12730 High Bluff Drive, Suite 180, San Diego,
California 92130 (or to such other address as it may designate by notice in writing to the Holder) and (B) payment to the Company of the Warrant Purchase
Price for the Warrant Shares being purchased (i) by cash or by certified check or bank draft, (ii) as provided in Section 1(b) or (iii) any combination thereof. In the case of payment of all or a portion of the Warrant Purchase
Price pursuant to Section 1(b), the direction of the Holder to made a "cashless exercise" shall serve as accompanying payment for that potion of the Warrant
Purchase Price. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant.

shall have been delivered to the Company and payment made for such shares as aforesaid. Certificates for the shares so purchased shall be delivered to the
Holder within ten (10) Business Days after the rights represented by this
Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing, and with an Aggregate Number equal to, the number of
Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised, in all other respects identical with this Warrant, shall also be issued and delivered to the Holder within such time, or, at the request of such
Holder, appropriate notation may be made on this Warrant and signed by the
Company and the same returned to such Holder.

      (b) Cashless Exercise. If the sale of the Warrant Shares is not covered by a registration statement under the Securities Act, the Holder shall have the right to pay all or a portion of the Warrant Purchase Price by making a
"Cashless Exercise" pursuant to this Section 1(b), in which case (i) shares of the Company's Common Stock other than the Warrant Shares or (ii) at any time after June 1, 2006, the Warrant Shares to be acquired upon the exercise of this
Warrant may be applied to pay the exercise price in connection with the exercise of this Warrant in whole or in part. Any shares of Common Stock or Warrant
Shares transferred to the Company as payment of the exercise price under this
Warrant shall be valued at the Fair Market Value of such shares of Common Stock or Warrant Shares.

      (c) Transfer Restriction Legend. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise the offer and sale of such Warrant Shares are registered under the Securities Act, shall bear the following legend (and any additional legend required by applicable law or rule) on the face thereof:

              The offer and sale of the shares of stock represented
              hereby have not been registered pursuant to the
              Securities Act of 1933, as amended, or any state
              securities law. Neither these shares, nor any portion
              thereof or interest therein, may be sold, transferred or
              otherwise disposed of unless the same are registered and
              qualified in accordance with said Act and any applicable
              state securities law, or, in the opinion of counsel
              reasonably satisfactory to the Company, such
              registration and qualification are not required.

The provisions of Section 2 shall be binding upon all holders of certificates for Warrant Shares bearing the above legend and shall also be applicable to all holders of this Warrant.

      (d) Expenses and Taxes on Exercise. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of any stock certificates and substitute Warrants pursuant to this
Section 1, except that, in case such stock certificates or Warrants shall be registered in a name or names other than the name of the holder of this Warrant, funds sufficient to pay all stock transfer taxes which shall be payable upon the execution and delivery of such stock certificates or Warrants shall be paid by the Holder to the Company at the time the Company delivers such stock certificates or Warrants to the Company for exercise.

                                        2

      2. (a) Warrants and Warrant Shares Not Registered; Transferee
Restrictions. Each Holder, by acceptance thereof, represents and acknowledges that the offer and sale of this Warrant and the Warrant Shares which may be purchased upon exercise of this Warrant are not being registered under the
Securities Act, that the issuance of this Warrant and the offering and sale of such Warrant Shares are being made in reliance on the exemption from registration under Section 4(2) of the Securities Act as not involving any public offering and that the Company's reliance on such exemption is predicated in part on the representations made by the initial Holder of this Warrant to the
Company that such Holder (i) is acquiring this Warrant for investment purposes for its own account, with no present intention of reselling or otherwise distributing the same in violation of the Securities Act, subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control, (ii) is an "accredited investor" as defined in
Regulation D under the Securities Act and (iii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investments made or to be made in connection with the acquisition and exercise of this Warrant. Neither this Warrant nor the related Warrant Shares may be transferred except pursuant to an effective registration statement under the Securities Act or upon the conditions specified in Section 2(b).

      (b) Notice of Transfer, Opinion of Counsel. Each Holder, by acceptance hereof, agrees that prior to the disposition of this Warrant or of any Warrant
Shares, other than pursuant to an effective registration under the Securities
Act, such Holder will give written notice to the Company expressing such
Holder's intention to effect such disposition and describing briefly such
Holder's intention as to the manner in which this Warrant or the Warrant Shares theretofore issued or thereafter issuable upon exercise hereof, are to be disposed together with an opinion of counsel as may be designated by such Holder and reasonably satisfactory to the Company as to the necessity or non-necessity of registration under the Securities Act. If in the opinion of such counsel, the proposed disposition does not require registration under the Securities Act of the disposition of this Warrant and/or the Warrant Shares issuable or issued upon the exercise of this Warrant, such Holder shall be entitled to dispose of this Warrant and/or the Warrant Shares theretofore issued upon the exercise hereof, all in accordance with the terms of the notice delivered by such Holder to the Company. The Company is entitled to rely on the most recent written notice from the Holder with respect to the ownership of the Warrant.

      3. Representations, Warranties and Covenants of the Company.

        (a) The Company hereby represents and warrants that:

                  (A) The Company has full corporate power and authority to
            execute and deliver this Warrant.

                  (B) The execution and delivery of this Warrant and the
            consummation by the Company of the transactions contemplated hereby have been duly and validly approved by all necessary corporate action on the part of the Company.

                  (C) This Warrant has been duly executed and delivered by the
            Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

                  (D) The Holder of this Warrant, when such Warrant is issued by the Company to such Holder, shall have good title thereto free from all taxes, liens and charges with respect to the issuance thereof.

            (b) The Company covenants and agrees that:

                  (A) Reservation of Shares. During the period within which the rights represented by this Warrant may be exercised, the Company will have at all times authorized, and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this
            Warrant, a sufficient number of shares of the Common Stock to provide therefore

                  (B) Issuance of Shares. The Warrant Shares issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and the holder of such
            Warrant Shares shall have good title to such Warrant Shares free from all taxes, liens and charges with respect to the issuance thereof.

                  (C) Listing on Securities Exchanges. The Company promptly will procure at its sole expense the listing of all Warrant Shares then registered for public sale (subject to issuance or notice of issuance) on all stock exchanges on which the shares of Common Stock are then listed.

      4.    Participation in Distributions of Common Stock and Certain
            Adjustments.

      Under certain conditions, the Aggregate Number is subject to adjustment as set forth in this Section 4. No adjustments shall be made under this Section 4 as a result of the issuance by the Company of the Warrant Shares upon exercise of this Warrant.

      (a) Adjustments. The Aggregate Number, after taking into consideration any prior adjustments pursuant to this Section 4, shall be subject to adjustment from time to time as follows and, thereafter, as adjusted, shall be deemed to be the Aggregate Number hereunder. No adjustment shall be made under this Section
4(a) upon the issuance of Convertible Securities or Common Stock issuable upon exercise or conversion of such Convertible Securities if an adjustment shall previously have been made upon the issuance of such Convertible Securities pursuant to Section 4(c).

                        (i) Stock Dividends; Subdivisions and Combinations. In
                  case at any time or from time to time the Company shall:

                  (A) issue to the holders of the Common Stock a dividend
            payable in, or other distribution of, Common Stock (a "Stock
            Dividend"),

                  (B) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, including without limitation by means of a stock split (a "Stock Subdivision"), or

                  (C) combine its outstanding shares of Common Stock into a
            smaller number of shares of Common Stock (a "Stock Combination"),

            then the Aggregate Number in effect immediately prior thereto shall be (1) proportionately increased in the case of a Stock Dividend or a Stock Subdivision and (2) proportionately decreased in the case of a Stock Combination. In the event the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the
            Company shall be deemed to have made a Stock Dividend in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                        (ii) Other Distributions. In case at any time or from
                  time to time the Company shall take a record of the holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution, other than a distribution of Common Stock, Convertible Securities or options, warrants or other rights to subscribe for or purchase any Convertible
                  Securities (collectively, a "Distribution"), of:

                  (A) Cash (other than regular quarterly dividends payable out of current consolidated earnings);

                  (B) any evidences of its indebtedness, any shares of its
            Capital Stock (other than Common Stock) or any other securities or property of any nature whatsoever (other than cash); or

                  (C) any options, warrants or other rights to subscribe for or purchase any of the following: any evidences of its indebtedness, any shares of its Capital Stock (other than Common Stock) or any other securities or property of any nature whatsoever (other than cash),

            then the Holder shall be entitled to receive such Distribution as if the Holder had fully exercised this Warrant upon the exercise of this Warrant at any time on or after the taking of such record, the number of Warrant Shares to be received upon exercise of this
            Warrant determined as stated herein and, in addition and without further payment, the cash, evidences of indebtedness, stock, securities, other property, options, warrants and/or other rights
            (or any portion thereof) to which the Holder would have been entitled by way of such Distribution and subsequent dividends and distributions through the date of exercise as if such Holder (x) had fully exercised this Warrant immediately prior to such Distribution and (y) had retained the Distribution in respect of the Common Stock and all subsequent dividends and distributions of any nature whatsoever in respect of any stock or

            securities paid as dividends and distributions and originating directly or indirectly from such Common Stock.

                  A reclassification of the Common Stock into shares of Common
            Stock and shares of any other class of stock shall be deemed a
            Distribution by the Company to the holders of the Common Stock of such shares of such other class of stock and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such event shall be deemed a Stock Subdivision or Stock Combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(a)(i) hereof.

                        (iii) Issuance of Common Stock. If at any time or from
                  time to time the Company shall (except as hereinafter provided in this Section 4(a)(iii)) issue or sell any additional shares of Common Stock for a consideration per share less than the
                  Fair Market Value, then, effective on the date specified
                  below, the Aggregate Number shall be adjusted by multiplying
                  (A) the Aggregate Number immediately prior thereto by (B) a fraction, the numerator of which shall be the sum of the
                  number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock
                  (calculated on a Fully Diluted basis) and the number of such additional shares of Common Stock so issued and the
                  denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (calculated on a
                  Fully Diluted basis) and the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued would purchase at the Fair Market Value. The date as of which the Fair Market
                  Value shall be computed shall be the earlier of the date on which the Company shall enter into a firm contract or
                  commitment for the issuance of such additional shares of
                  Common Stock or the date of actual issuance of such additional shares of Common Stock.

      The provisions of this Section 4(a)(iii) shall not apply to any issuance of additional shares of Common Stock for which an adjustment is otherwise provided under Section 4(a)(i) hereof. No adjustment of the Aggregate Number shall be made under this Section 4(a)(iii) upon:

                  (A) the issuance of any additional shares of Common Stock
            which are issued pursuant to (x) the exercise of other subscription or purchase rights or (y) the exercise of any conversion or exchange rights in any Convertible Securities, provided that for purposes of clauses (x) or (y) an adjustment shall previously have been made upon the issuance of such other rights or upon the issuance of such
            Convertible Securities pursuant to Section 4(a)(iv) or (v) hereof or no such adjustment shall have been required upon the issuance of such other rights or Convertible Securities;

                  (B) the issuance of Common Stock in any merger or other
            acquisition of a business or Person approved by the Board of
            Directors of the Company;

                  (C) the issuance of Common Stock in a Qualified Public
            Offering;

                  (D) the issuance of Common Stock upon the exercise of rights issued in connection with the contemplated rights offering by the
            Company for the purpose of the redemption of the Series A
            Subordinated Convertible Notes and Series B Subordinated Convertible
            Notes issued by the Corporation (collectively, the "Subordinated
            Convertible Notes"), prior to the first anniversary of the issuance of the Subordinated Convertible Notes;

                  (E) the issuance of up to 1,500,000 shares of Common Stock issuable to unions of Hawaiian Airlines, Inc., in transactions approved by the Board of Directors of the Company;

                  (F) the issuance of shares of Common Stock upon the exercise of stock options or other awards made or denominated in shares of
            Common Stock under the Company's 2005 Stock Incentive Plan or any of the Company's other stock plans including any stock option, stock purchase, restricted stock or similar plan hereafter adopted by the
            Board of Directors of the Company and, if required by applicable law or stock exchange requirement, approved by the stockholders of the
            Company;

                  (G) the issuance of Common Stock on exercise or conversion of
            Convertible Securities outstanding on the Closing Date; or

                  (H) the issuance of Common Stock pursuant to Convertible
            Securities to financial institutions or similar entities in transactions approved by the Board of Directors of the Company, the principal purpose of which is not raising capital through the sale of equity securities.

                        (iv) Warrants and Options. If at any time or from time
                  to time the Company shall take a record of the holders of the
                  Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly, by assumption in a merger in which the Company is the surviving corporation and in which the shareholders of the Company
                  immediately prior to the merger continue to own more than
                  fifty percent (50%) of the outstanding Common Stock
                  immediately after the merger and for a period of one hundred eighty (180) days thereafter, or otherwise) issue or sell any warrants, options or other rights to subscribe for or
                  purchase, directly or indirectly, any Convertible Securities, whether or not the rights to subscribe, purchase, exchange or convert thereunder are immediately exercisable, and the
                  consideration per share for which additional shares of Common
                  Stock may at any time thereafter be issuable pursuant to

                  such warrants, options or other rights or pursuant to the
                  terms of such Convertible Securities shall be less than the
                  Fair Market Value, then the Aggregate Number shall be adjusted as provided in Section 4(a)(iii) hereof on the basis that (A)
                  the maximum number of additional shares of Common Stock
                  issuable pursuant to all such warrants, options or other
                  rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the determination of the Fair Market
                  Value as hereinafter provided and (B) the aggregate
                  consideration for such maximum number of additional shares of
                  Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such additional shares of Common Stock pursuant to the terms of such warrants, options or other rights or such Convertible
                  Securities. For purposes of this Section 4(a)(iv), the
                  effective date of such adjustment and the date as of which the
                  Fair Market Value shall be computed shall be the earliest of
                  (x) the date on which the Company shall take a record of the holders of the Common Stock for the purpose of entitling them to receive any such warrants, options or other rights, (y) the date on which the Company shall enter into a firm contract or commitment for the issuance of such warrants, options or other rights and (z) the date of actual issuance of such warrants, options or other rights.

            No adjustment of the Aggregate Number shall be made under this
            Section 4(a)(iv) upon:

                  (A) the issuance of any warrants, options or other rights
            which are issued pursuant to the exercise of any warrants, options or other rights if an adjustment shall have been made or is contemporaneously made or if no such adjustment shall have been required upon the issuance of such warrants, options or other rights, pursuant to this Section 4(a)(iv);

                  (B) the issuance of warrants, options or other rights to
            subscribe for or purchase Convertible Securities in any merger or other acquisition of a business or Person approved by the Board of
            Directors of the Company;

                  (C) the issuance of warrants, options or other rights to
            subscribe for or purchase shares of Common Stock or other awards made or denominated in shares of Common Stock under the Company's
            2005 Stock Incentive Plan or any of the Company's other stock plans including any stock option, stock purchase, restricted stock or similar plan hereafter adopted by the Board of Directors of the
            Company and, if required by applicable law or stock exchange requirement, approved by the stockholders of the Company;

                  (D) the issuance of rights to purchase Common Stock issued in connection with the contemplated rights offering by the Company for the purpose of the redemption of the Subordinated Convertible Notes, prior to the first anniversary of the issuance of the Subordinated
            Convertible Notes; or

                  (E) the issuance of options, warrants or other rights to
            subscribe for or purchase Convertible Securities to financial institutions or similar entities in transactions approved by the
            Board of Directors of the Company, the principal purpose of which is not raising capital through the sale of equity securities.

                        (v) Convertible Securities. If at any time or from time
                  to time the Company shall take a record of the holders of the
                  Common Stock for the purpose of entitling them to receive a distribution of or shall in any manner (whether directly, by assumption in a merger in which the Company is the surviving corporation and in which the shareholders of the Company
                  immediately prior to the merger continue to own more than
                  fifty percent (50%) of the outstanding Common Stock
                  immediately after the merger and for a period of one hundred eighty (180) days thereafter, or otherwise) issue or sell
                  Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the consideration per share for the additional shares of Common
                  Stock which may at any time thereafter be issuable pursuant to the terms of such Convertible Securities shall be less than the Fair Market Value, then the Aggregate Number shall be
                  adjusted as provided in Section 4(a)(iii) hereof on the basis that (A) the maximum number of additional shares of Common
                  Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been
                  issued as of the date of the determination of the Fair Market
                  Value as herein provided and (B) the aggregate consideration for such maximum number of additional shares of Common Stock shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such additional shares of Common Stock pursuant to the terms of such
                  Convertible Securities. For purposes of this Section 4(a)(v), the effective date of such adjustment and the date as of which the Fair Market Value shall be computed shall be the earliest of (x) the date on which the Company shall take a record of the holders of the Common Stock for the purpose of entitling them to receive any such Convertible Securities, (y) the date on which the Company shall enter into a firm contract or
                  commitment for the issuance of such Convertible Securities and
                  (z) the date of actual issuance of such Convertible
                  Securities.

            No adjustment of the Aggregate Number shall be made under this
      Section 4(a)(v) upon:

                  (A) the issuance of any Convertible Securities which are
            issued pursuant to the exercise of any warrants, options or other subscription or purchase rights if an adjustment shall previously have been made or is contemporaneously made or if no such adjustment shall have been required upon the issuance of such warrants, options or other rights pursuant to Section 4(a)(iv) hereof;

                  (B) the issuance of Convertible Securities in any merger or other acquisition of a business or Person approved by the Board of
            Directors of the Company;

                  (C) the issuance of Convertible Securities upon the exercise, conversion or the extension of the term of Convertible Securities outstanding on the Closing Date or the cancellation and reissuance with identical terms and conditions except for a longer term of any such Convertible Securities outstanding on the Closing Date; or

                  (D) the issuance of Convertible Securities to financial
            institutions or similar entities in transactions approved by the
            Board of Directors of the Company, the principal purpose of which is not raising capital through the sale of equity securities.

                        (vi) Subsequent Adjustments. If at any time after any
                  adjustment of the Aggregate Number shall have been made
                  pursuant to Section 4(a) (iv) or (v) hereof on the basis of the issuance of warrants, options or other rights or the
                  issuance of Convertible Securities, or after any new
                  adjustments of the Aggregate Number shall have been made
                  pursuant to this Section 4(a)(vi), then:

                  (A) such warrants, options or rights or the right of
            conversion or exchange in such Convertible Securities shall expire, and all or a portion of such warrants, options or rights, or the right of conversion or exchange in respect of all or a portion of such Convertible Securities, as the case may be, shall not have been exercised prior to such expiration, then

                  (B) such previous adjustment shall be rescinded and annulled and the additional shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with such adjustment shall no longer be deemed to have been issued by virtue of such computation;

                  (C) simultaneously therewith, a recomputation shall be made of the effect of such warrants, options or rights or Convertible
            Securities on the determination of the Aggregate Number, which shall be made on the basis of treating the number of additional shares of
            Common Stock, if any, theretofore actually issued pursuant to any previous exercise of such warrants, options or rights or such right of conversion or exchange as having been issued on the date or dates of such exercise and, in the case of a recomputation of a
            calculation originally made pursuant to Section 4(a)(iv) or (v), for the consideration actually received and receivable therefor;

                  and, if and to the extent called for by the foregoing
            provisions of Section 4(a)(vi) on the basis aforesaid, a new adjustment of the Aggregate Number shall be made, such new adjustment shall supersede the previous adjustment so rescinded and annulled.

                                       10

                        (vii) Miscellaneous. The following provisions shall be
                  applicable to the making of adjustments of the Aggregate
                  Number provided above in this Section 4(a):

                  (A) Whenever the Aggregate Number is adjusted pursuant to this
            Section 4(a), the Warrant Purchase Price per Warrant Share payable upon exercise of this Warrant shall be adjusted by multiplying the
            Warrant Purchase Price immediately prior to such adjustment by a fraction, the numerator of which shall be the Aggregate Number prior to such adjustment, and the denominator of which shall be the
            Aggregate Number following such adjustment.

                  (B) The sale or other disposition of any issued shares of
            Common Stock owned or held by or for the account of the Company or any of its Subsidiaries shall be deemed an issuance thereof for the purposes of this Section 4(a).

                  (C) To the extent that any additional shares of Common Stock or any Convertible Securities or any warrants, options or other rights to subscribe for or purchase any Convertible Securities (1)
            are issued solely for cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor or (2) are offered by the Company for subscription, the consideration received by the Company shall be deemed to be the subscription price, in any such case excluding any amounts paid or receivable for accrued interest or accrued or accumulated dividends. To the extent that such issuance shall be for a consideration other than cash, or partially for cash and partially for other consideration, then the amount of such consideration shall be deemed to be the fair market value of such other consideration plus, if applicable, the amount of such cash at the time of such issuance, determined in the manner set forth in Section 4(d)(ii). In case any additional shares of Common Stock or any Convertible
            Securities or any warrants, options or other rights to subscribe for or purchase any Convertible Securities shall be issued in connection with any merger in which the Company is the survivor and issues any securities, the amount of consideration therefor shall be deemed to be the fair market value of such additional shares of Common Stock,
            Convertible Securities, warrants, options or other rights, as the case may be, determined in the manner set forth in Section 4(d)(ii).

                  The consideration for any shares of Common Stock issuable
            pursuant to the terms of any Convertible Securities shall be equal to (x) the consideration received by the Company for issuing any warrants, options or other rights to subscribe for or purchase such
            Convertible Securities, plus (y) the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus (z) the consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange of such Convertible Securities.

                                       11

                  In case of the issuance at any time of any additional shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such additional shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (D) The adjustments required by the preceding paragraphs of this Section 4(a) shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Aggregate Number that would otherwise be required shall be made if the amount of such adjustment shall be less than one percent (1%) of the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment. Any adjustment representing a change of less than such minimum amount
            (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this
            Section 4(a) and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (E) In computing adjustments under this Section 4(a),
            fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

                  (F) If the Company shall take a record of the holders of the
            Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend,
            distribution, subscription or purchase rights, then no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

      (b) Changes in Common Stock. In case at any time the Company shall initiate any transaction or be a party to any transaction (including, without limitation, a merger, consolidation, share exchange, sale, lease or other disposition of all or substantially all of the Company's assets, liquidation, recapitalization or reclassification of the Common Stock) in connection with which the previous outstanding Common Stock shall be changed into or exchanged for different securities of the Company or Capital Stock or other securities of another corporation or interests in a non-corporate entity or other property
(including cash) or any combination of the foregoing (each such transaction being herein called a "Transaction"), then, as a condition of the consummation of the Transaction and without duplication of any adjustment made pursuant to
Section 4(a)(i), lawful, enforceable and adequate provision shall be made so that the Holder shall be entitled to receive upon exercise of this Warrant at any time on or after the consummation of the Transaction, in lieu of the Warrant
Shares issuable upon such exercise prior to such consummation, the securities or other property (including cash) to which such Holder would have been entitled upon consummation of the Transaction if such Holder had exercised this Warrant immediately prior thereto (subject to adjustments from and after the consummation date as nearly

                                       12

equivalent as possible to the adjustments provided for in this Section 4). The foregoing provisions of this Section 4(b) shall similarly apply to successive
Transactions.

      (c) Other Action Affecting Capital Stock. In case at any time or from time to time the Company shall take any action of the type contemplated in Section
4(a) or (b) hereof but not expressly provided for by such provisions (other than the granting of stock appreciation rights, phantom stock rights or other rights with equity features) other than cash bonuses, then, unless in the opinion of the Company's Board of Directors such action will not have a material adverse effect upon the rights of the Holder (taking into consideration, if necessary, any prior actions which the Company's Board of Directors deemed not to materially adversely affect the rights of the Holder), the Aggregate Number shall be adjusted in such manner and at such time as the Company's Board of
Directors may in good faith determine to be equitable in the circumstances.

      (d) Notices.

                  (i) Notice of Proposed Actions. In case the Company shall
            propose (A) to pay any dividend payable in stock of any class to the holders of the Common Stock or to make any other distribution to the holders of the Common Stock, (B) to offer to the holders of the
            Common Stock rights to subscribe for or to purchase any Convertible
            Securities or additional shares of Common Stock or shares of stock of any class or any other securities, warrants, rights or options,
            (other than the exercise of pre-emptive rights by such a holder) (C)
            to effect any reclassification of the Common Stock, (D) to effect any recapitalization, stock subdivision, stock combination or other capital reorganization, (E) to effect any consolidation or merger, share exchange, or sale, lease or other disposition of all or substantially all of its property, assets or business, (F) to effect the liquidation, dissolution or winding up of the Company, or (G) to effect any other action which would require an adjustment under this
            Section 4, then in each such case the Company shall give to the
            Holder written notice of such proposed action, which shall specify the date on which a record is to be taken for the purposes of such stock dividend, stock subdivision, stock combination, distribution or rights, or the date on which such reclassification,
            recapitalization, reorganization, consolidation, merger, share exchange, sale, lease, transfer, disposition, liquidation, dissolution, winding up or other transaction is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, or the date on which the transfer of
            Common Stock is to occur, and shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock and on the Aggregate
            Number after giving effect to any adjustment which will be required as a result of such action. Such notice shall be so given in the case of any action covered by clause (A) or (B) above at least ten
            (10) days prior to the record date for determining holders of the
            Common Stock for purposes of such action and, in the case of any other such action, at least ten (10) days prior to the earlier of the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock.

                                       13

                  (ii) Adjustment Notice. Whenever the Aggregate Number is to be
            adjusted pursuant to this Section 4, unless otherwise agreed by the
            Holder, the Company shall promptly (and in any event within twenty
            (20) Business Days after the event requiring the adjustment) prepare a certificate signed by the Chief Financial Officer of the Company, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment is to be calculated. The Company shall keep at its principal office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the Holder or any prospective purchaser of the Warrant (in whole or in part) if so designated by the Holder.

      5. No Dilution or Impairment. The Company will not, by amendment of its
Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, share exchange, dissolution or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, including, without limitation, the adjustments required under Section 4 hereof, and will at all times in good faith assist in the carrying out of all such terms and in taking of all such action as may be necessary or appropriate to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing and notwithstanding any other provision of this Warrant to the contrary (including by way of implication), the Company (a) will not increase the par value of any shares of Common Stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise or (b) will take all such action as may be necessary or appropriate so that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of this
Warrant.

      6. Definitions. The terms defined in this Section 6, whenever used in this
Warrant, shall, unless the context otherwise requires, have the respective meanings hereinafter specified:

            (a) "Aggregate Number" shall have the meaning set forth in the recitals hereto.

            (b) "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law or executive order to close.

            (c) "Capital Stock" shall mean (a) with respect to any Person that is a corporation, any and all shares, interests or equivalents in capital stock (whether voting or nonvoting, and whether common or preferred) of such corporation, and (b) with respect to any Person that is not a corporation, any and all partnership, membership, limited liability company or other equity interests of such Person that confer on a Person the right to receive a share of the profits and losses of, or the distribution of assets of, the issuing Person; and in each case, any and all warrants, rights or options to purchase, and all conversion or exchange rights, voting rights, calls or rights of any character with respect to, any of the foregoing, including, without limitation, any rights in respect of any change in the value of any of the foregoing, including stock appreciation rights and similar interests.

            (d) "Cashless Exercise" shall have the meaning set forth in Section
      1(b).

                                       14

            (e) "Closing Date" shall mean June 1, 2005.

            (f) "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company or any other Capital Stock of the Company into which such stock is reclassified or reconstituted.

            (g) "Company" shall have the meaning set forth in the introductory paragraph hereto.

            (h) "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities (including, without limitation, options and warrants) which are directly or indirectly convertible, exercisable or exchangeable, with or without payment of additional consideration in cash or property, for shares of Common Stock, either immediately or upon the onset of a specified date or the happening of a specified event.

            (i) "Distribution" shall have the meaning set forth in Section
      4(a)(ii).

            (j) "Equity Commitment Letter" shall mean that certain agreement between RC Aviation, LLC and the Company dated August 24, 2004 for the provision of, among other things, equity financing to the Company in an amount up to $60 million.

            (k) "Fair Market Value" shall mean, with respect to a share of
      Common Stock on any date: (i) the fair market value of the outstanding
      Common Stock over then ten (10) trading days prior to the date of calculation based upon (a) if the Common Stock is listed on a national securities exchange, the closing price per share of Common Stock on each such day published in The Wall Street Journal (National Edition) or, if no
      such closing price on each such day is published in The Wall Street
      Journal (National Edition), the average of the closing bid and asked prices on each such day, as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, but is designated as a national market system security, the last trading price of the Common
      Stock on each such day; and (c) if there shall have been no trading on any such day or if the Common Stock is not so designated, the average of the reported closing bid and asked price of the Common Stock, on each such day as shown by NASDAQ and reported by any member firm of the NYSE selected by the Company; or (ii) if none of (i)(a), (b) or (c) is applicable, a market price per share determined in good faith by the Board of Directors of the
      Company, which shall be deemed to be "Fair Market Value".

            (l) "Fully Diluted" shall mean, with respect to the Common Stock as of a particular time, the total number of outstanding shares of Common
      Stock as of such time as determined by treating (i) the shares issuable under the Warrants as having been issued and (ii) all outstanding and
      "in-the-money" and then exercisable Convertible Securities, as having been converted, exercised or exchanged and the shares issuable thereunder as having been issued.

            (m) "Holder" shall mean any holder of an interest in the Warrant or the outstanding Warrant Shares who becomes a holder in compliance with
      Section 2 hereof.

            (n) "Person" shall mean any individual, firm, corporation, limited liability

                                       15

      company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

            (o) "Qualified Public Offering" shall mean the consummation of a firm commitment public offering of the Common Stock of the Company by a nationally recognized investment banking firm pursuant to an effective registration statement under the Securities Act covering the offer and sale of such securities for cash for the account of the Company.

            (p) "Required Holders" shall mean the holders of a majority of the
      Total Warrant Shares.

            (q) Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations thereunder as the same shall be in effect at the time.

            (r) "Stock Combination" shall have the meaning set forth in Section
      4(a)(i).

            (s) "Stock Dividend" shall have the meaning set forth in Section
      4(a)(i).

            (t) "Stock Subdivision" shall have the meaning set forth in Section
      4(a)(i).

            (u) "Total Warrants" shall mean this Warrant, together with any portions thereof assigned or transferred.

            (v) "Total Warrant Shares" shall mean the shares of Common Stock issuable upon exercise of the Total Warrants and which have not been so exercised.

            (w) "Transaction" shall have the meaning set forth in Section 4(b).

            (x) "Warrant Purchase Price" shall mean the purchase price of $7.20 per share of Common Stock payable upon exercise of this Warrant, as adjusted as provided herein.

            (y) "Warrants" shall mean this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

            (z) "Warrant Shares" shall have the meaning set forth in the fourth paragraph hereto.

            (aa) As used herein, any reference to a specified percentage of
      Warrants or Warrant Shares shall exclude any Warrants or Warrant Shares held by the Company or a subsidiary thereof.

      7. Exchange, Replacement and Assignability . This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company described in Section 1, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by such Holder at the time of

                                       16

such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of Warrants and, in the case of any such loss, theft or destruction, of an indemnity letter (reasonably satisfactory to the Company) of an institutional holder of such Warrants, or in other cases, of a bond of indemnity or other security satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of Warrants, the
Company will issue to the Holder a new Warrant of like tenor and date, in lieu of this Warrant or such new Warrants, representing the right to purchase the number of shares which may be purchased hereunder. Subject to compliance with
Section 2, this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and new Warrants shall be made and delivered by the
Company, of the same tenor and date as this Warrant but registered in the name of the transferees, upon surrender of this Warrant, duly endorsed, to the appropriate office or agency of the Company. All expenses, taxes (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 7 shall be paid by the Company.

      8. Transfer Books, No Rights as Stockholder, Survival of Rights. The
Company will at no time close its transfer books against the transfer of this
Warrant or any Warrant Shares in any manner which interferes with the timely exercise of this Warrant. This Warrant shall not entitle the Holder to any voting rights or any rights as a stockholder of the Company. The rights and obligations of the Company, of the Holder of this Warrant and of any Holder of
Warrant Shares issued upon exercise of this Warrant pursuant to the terms of this Warrant shall survive the exercise of this Warrant.

      9. Omissions and Indulgences; Amendment and Waiver.

      (a) It is agreed that any waiver, permit, consent or approval of any kind or character on the Holder's part of any breach or default under this Warrant, or any waiver on the Holder's part of any provisions or conditions of this
Warrant must be in writing.

      (b) Any amendment, supplement or modification of or to any provision of this Warrant, any waiver of any provision of this Warrant and any consent to any departure by any party from the terms of any provision of this Warrant shall be effective only if it is made or given in writing and signed by the Company and the Required Holders; provided, however, that no such amendment, supplement or modification may be made without the written consent of the Holder if such amendment, supplement or modification changes the Aggregate Number, the Warrant
Purchase Price or the expiration date of this Warrant.

      (c) Any amendment or waiver consented to as provided in this Section 9 is binding upon each future holder of this Warrant and upon the Company without regard to whether this Warrant has been marked to indicate such amendment or waiver.

      10. Rights of Transferees. Subject to compliance with Section 2, the rights granted to the Holder hereunder of this Warrant shall pass to and inure to the benefit of all subsequent transferees of all or any portion of the
Warrant (provided that the Holder and any transferee shall hold such rights in proportion to their respective ownership of the Warrant and Warrant Shares)
until extinguished pursuant to the terms hereof.

                                       17

      11. Captions. The titles and captions of the Sections and other provisions of this Warrant are for convenience of reference only and are not to be considered in construing this Warrant.

      12. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopy, overnight courier service or personal delivery:

            (a) if to the Company:

                   Hawaiian Holdings, Inc.
                   12730 High Bluff Drive
                   Suite 180
                   San Diego, California  92130

                   Attention: Chief Executive Officer
                   Facsimile:

                   with copies to:

                   Dechert LLP
                   30 Rockefeller Plaza
                   New York, New York 10112
                   Attention: Charles I. Weissman, Esq.
                   Facsimile: (212) 698-3599

            (b) if to the Holder:

                   Facsimile:

                   with copies to:

All such notices and communications shall be deemed to have been duly given:
when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

      13. Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective successors or heirs and personal representatives and permitted assigns; provided, that the Company shall have no right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of the Holder.

      14. Governing Law. THIS WARRANT IS TO BE CONSTRUED AND ENFORCED IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE AND WITHOUT
REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

                                       18

      15. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof. The parties hereto further agree to replace such invalid, illegal or unenforceable provision of this Warrant with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid, illegal or unenforceable provision.

      16. Entire Agreement. This Warrant contains the entire agreement among the parties with respect to the subject matter hereof and thereby supercedes all prior and contemporaneous agreements or understandings with respect thereto.

      17. No Strict Construction. The Company and the Holder each acknowledge that they have been represented by counsel in connection with this Warrant. The
Company and the Holder have participated jointly in the negotiation and drafting of this Warrant. In the event an ambiguity or question of intent or interpretation arises under any provision of this Warrant, this Warrant shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Warrant.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       19

      IN WITNESS WHEREOF, Hawaiian Holdings, Inc. has caused this Warrant to be signed by its duly authorized officer under its corporate seal, duly attested by its authorized officer, and dated as of __________ __, 2005.

                             HAWAIIAN HOLDINGS, INC.

                             By:_______________________________
                                  Name:
                                  Title:

ATTEST:

----------------------------

                                       20

                                SUBSCRIPTION FORM

To:      Hawaiian Holdings, Inc.
         12730 High Bluff Drive
         Suite 180
         San Diego, California  92130
         Attention: Chief Executive Officer
         Facsimile:

      1. The undersigned, pursuant to the provisions of the attached Warrant, hereby elects to exercise this Warrant with respect to ________ shares of Common
Stock (the "Exercise Amount"). Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the attached Warrant.

      2. The undersigned herewith tenders payment for such shares in the following manner (please check type, or types, of payment and indicate the portion of the Exercise Price to be paid by each type of payment):

         ____     Exercise for Cash ___________________
         ____     Cashless Exercise ___________________

      3. Please issue a certificate or certificates representing the shares issuable in respect hereof under the terms of the attached Warrant, as follows:

                                          ----------------------------------
                                          (Name of Record Holder/Transferee)

and deliver such certificate or certificates to the following address:

                                          ----------------------------------
                                          (Address of Record Holder/Transferee)

4.   The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

5.   If the Exercise Amount is less than all of the shares of Common Stock purchasable hereunder, please issue a new warrant representing the remaining balance of such shares, as follows:

                                              ----------------------------------
                                              (Name of Record Holder/Transferee)

and deliver such warrant to the following address:

                                           -------------------------------------
                                           (Address of Record Holder/Transferee)

                                           -------------------------------------
                                           (Signature)

-------------------------------------
(Date)

                                       2